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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 17, 2004


                      APPLIED INDUSTRIAL TECHNOLOGIES, INC.
                      -------------------------------------
             (Exact name of registrant as specified in its charter)


             OHIO                          1-2299             34-0117420
             ----                          ------             ----------
(State or Other Jurisdiction of       (Commission File      (I.R.S. Employer
 Incorporation or Organization)            Number)         Identification No.)


                    One Applied Plaza, Cleveland, Ohio 44115
                    ----------------------------------------
              (Address of Principal Executive Officers) (Zip Code)

       Registrant's Telephone Number, Including Area Code: (216) 426-4000


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ITEM 5.  OTHER EVENTS.

         On August 17, 2004, L. Thomas Hiltz, a director of Applied Industrial Technologies, Inc. ("Applied"), entered into a Pre-Programmed Executive Stock Sale Plan on behalf of H.C.S. Foundation, of which Mr. Hiltz is one of five trustees, with Robert W. Baird & Co. Incorporated, pursuant to SEC Rule 10b5-1, to sell up to 100,000 shares of Applied common stock held by H. C. S. Foundation. The trustees, including Mr. Hiltz, have disclaimed beneficial ownership of the shares.

         A copy of the stock sale plan is attached as Exhibit 99 to this Form.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

             Exhibit No. 99    Pre-Programmed Executive Stock Sale Plan entered
                               into as of August 17, 2004 between H. C. S.
                               Foundation c/o L. Thomas Hiltz and Robert W.
                               Baird & Co. Incorporated


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      APPLIED INDUSTRIAL TECHNOLOGIES, INC.
                                      (Registrant)



                                      By:  /s/ Fred D. Bauer
                                          -------------------------------------
                                           Fred D. Bauer
                                           Vice President-General Counsel
                                               & Secretary

Date:  August 19, 2004


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                                  EXHIBIT INDEX


Exhibit No.       Description
-----------       -----------
   99             Pre-Programmed Executive Stock Sale Plan entered into as of
                  August 17, 2004 between H. C. S. Foundation c/o L. Thomas
                  Hiltz and Robert W. Baird & Co. Incorporated